                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.2

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER
PROFORMA OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (A)

                                                              Total       Total       Total
                                                               1998        1999        2000      Q1 2001     Q2 2001     Q3 2001
                                                               ----        ----        ----      -------     -------     -------
Insurance Services Revenue                                  $ 148,017   $ 161,056   $ 189,822   $  54,263   $  57,283   $  58,734
Business & Government Svcs Revenue                            150,169     187,999     233,270      61,921      64,875      70,608
Marketing Services Revenue                                      6,340      42,946      63,549      16,586      16,150      22,054
Royalty Revenue                                                 6,636       6,219       6,364       1,657       1,807       1,630
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Core Revenue (c)                                        $ 311,162   $ 398,220   $ 493,005   $ 134,427   $ 140,115   $ 153,026
                                                            =========   =========   =========   =========   =========   =========
Revenue from Divested & Discontinued Lines (b)                106,063      64,035      54,613       8,902       9,272       5,877
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Revenue from products and services (d)                  $ 417,225   $ 462,255   $ 547,618   $ 143,329   $ 149,387   $ 158,903
Reimbursable Expenses per EITF 01-14 (d)                        6,069      38,131      37,392       8,950       8,139      10,816
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Total Revenue                                           $ 423,294   $ 500,386   $ 585,010   $ 152,279   $ 157,526   $ 169,719
                                                            =========   =========   =========   =========   =========   =========

Insurance Services Operating Income (a)                     $  66,941   $  78,335   $  95,549   $  27,257   $  30,410   $  31,945
Business & Government Svcs Operating Income (a)                12,613       9,006      38,747      13,323      13,330      13,633
Marketing Services Operating Income (a)                         1,819      12,856      23,460       5,390       6,772       7,077
Royalty Operating Income                                        3,903       3,483       3,804       1,051       1,191       1,011
Income from Reimbursable Expenses                                  --          --          --          --          --          --
Divested & Discontinued Operating Income (a) (b)               14,947      16,651       9,250        (279)         67        (464)
Corporate                                                     (27,611)    (33,619)    (43,503)    (10,843)    (13,929)    (12,525)
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Operating Income before other operating charges         $  72,612   $  86,712   $ 127,307   $  35,899   $  37,841   $  40,677
                                                            =========   =========   =========   =========   =========   =========
Other operating charges (e)                                     5,049         513     (28,419)    (17,865)         --     (10,853)
                                                            ---------   ---------   ---------   ---------   ---------   ---------
OPERATING INCOME                                            $  77,661   $  87,225   $  98,888   $  18,034   $  37,841   $  29,824
                                                            =========   =========   =========   =========   =========   =========

CORE REVENUE GROWTH RATE                                                     28.0%       23.8%       14.7%       13.6%       20.9%

OPERATING MARGINS
Insurance Services                                               45.2%       48.6%       50.3%       50.2%       53.1%       54.4%
Business & Government Services                                    8.4%        4.8%       16.6%       21.5%       20.5%       19.3%
Marketing Services                                               28.7%       29.9%       36.9%       32.5%       41.9%       32.1%
Divested & Discontinued Lines*                                   14.1%       26.0%       16.9%       -3.1%        0.7%       -7.9%
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (d)           17.4%       18.8%       23.2%       25.0%       25.3%       25.6%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
  FROM PRODUCTS AND SERVICES (D)                                 18.6%       18.9%       18.1%       12.6%       25.3%       18.8%

                                                                          Total
                                                             Q4 2001      2001       Q1 2002     Q2 2002     Q3 2002     Q4 2002
                                                             -------      ----       -------     -------     -------     -------
Insurance Services Revenue                                  $  57,447   $ 227,727   $  64,140   $  67,031   $  70,495   $  68,616
Business & Government Svcs Revenue                             70,005     267,409      69,116      75,713      79,307      84,625
Marketing Services Revenue                                     21,671      76,461      23,717      27,950      27,467      26,699
Royalty Revenue                                                 1,714       6,808       1,597       1,542       1,563       1,153
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Core Revenue (c)                                        $ 150,837   $ 578,405   $ 158,570   $ 172,236   $ 178,832   $ 181,093
                                                            =========   =========   =========   =========   =========   =========
Revenue from Divested & Discontinued Lines (b)                    192      24,243          72          --          --          --
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Revenue from products and services (d)                  $ 151,029   $ 602,648   $ 158,642   $ 172,236   $ 178,832   $ 181,093
Reimbursable Expenses per EITF 01-14 (d)                       10,123      38,028      10,019       9,923      10,098       8,480
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Total Revenue                                           $ 161,152   $ 640,676   $ 168,661   $ 182,159   $ 188,930   $ 189,573
                                                            =========   =========   =========   =========   =========   =========

Insurance Services Operating Income (a)                     $  30,895   $ 120,507   $  35,024   $  35,502   $  37,163   $  36,950
Business & Government Svcs Operating Income (a)                15,917      56,203      12,520      17,293      19,549      20,062
Marketing Services Operating Income (a)                         7,152      26,391       7,405       9,232       8,509       7,720
Royalty Operating Income                                        1,147       4,400         997         933         932         464
Income from Reimbursable Expenses                                  --          --          --          --          --          --
Divested & Discontinued Operating Income (a) (b)                 (292)       (968)       (206)         --          --          --
Corporate                                                     (11,981)    (49,278)    (11,518)    (16,885)    (16,163)    (15,619)
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Operating Income before other operating charges         $  42,838   $ 157,255   $  44,222   $  46,075   $  49,990   $  49,577
                                                            =========   =========   =========   =========   =========   =========
Other operating charges (e)                                        --     (28,718)         --      (7,342)         --          --
                                                            ---------   ---------   ---------   ---------   ---------   ---------
OPERATING INCOME                                            $  42,838   $ 128,537   $  44,222   $  38,733   $  49,990   $  49,577
                                                            =========   =========   =========   =========   =========   =========

CORE REVENUE GROWTH RATE                                         19.7%       17.3%       18.0%       22.9%       16.9%       20.1%

OPERATING MARGINS
Insurance Services                                               53.8%       52.9%       54.6%       53.0%       52.7%       53.9%
Business & Government Services                                   22.7%       21.0%       18.1%       22.8%       24.6%       23.7%
Marketing Services                                               33.0%       34.5%       31.2%       33.0%       31.0%       28.9%
Divested & Discontinued Lines*                                 -152.1%       -4.0%     -286.1%        n/a         n/a         n/a
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (d)           28.4%       26.1%       27.9%       26.8%       28.0%       27.4%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
  FROM PRODUCTS AND SERVICES (D)                                 28.4%       21.3%       27.9%       22.5%       28.0%       27.4%

                                                               Total
                                                               2002      Q1 2003     Q2 2003     Q3 2003
                                                               ----      -------     -------     -------
Insurance Services Revenue                                  $ 270,282   $  76,134   $  77,922   $  78,100
Business & Government Svcs Revenue                            308,761      80,995      83,792      87,080
Marketing Services Revenue                                    105,833      25,573      25,676      22,631
Royalty Revenue                                                 5,855       1,303       1,389       1,305
                                                            ---------   ---------   ---------   ---------
    Core Revenue (c)                                        $ 690,731   $ 184,005   $ 188,779   $ 189,116
                                                            =========   =========   =========   =========
Revenue from Divested & Discontinued Lines (b)                     72          --          --          --
                                                            ---------   ---------   ---------   ---------
    Revenue from products and services (d)                  $ 690,803   $ 184,005   $ 188,779   $ 189,116
Reimbursable Expenses per EITF 01-14 (d)                       38,520      10,944      10,470      12,402
                                                            ---------   ---------   ---------   ---------
    Total Revenue                                           $ 729,323   $ 194,949   $ 199,249   $ 201,518
                                                            =========   =========   =========   =========

Insurance Services Operating Income (a)                     $ 144,639   $  42,436   $  44,364   $  43,998
Business & Government Svcs Operating Income (a)                69,424      15,571      18,585      18,652
Marketing Services Operating Income (a)                        32,866       6,908       7,374       3,580
Royalty Operating Income                                        3,326         646         626         416
Income from Reimbursable Expenses                                  --          --          --          --
Divested & Discontinued Operating Income (a) (b)                 (206)         --
Corporate                                                     (60,185)    (13,758)    (16,469)    (14,850)
                                                            ---------   ---------   ---------   ---------
    Operating Income before other operating charges         $ 189,864   $  51,803   $  54,480   $  51,796
                                                            =========   =========   =========   =========
Other operating charges (e)                                    (7,342)         --     (19,817)     (4,022)
                                                            ---------   ---------   ---------   ---------
OPERATING INCOME                                            $ 182,522   $  51,803   $  34,663   $  47,774
                                                            =========   =========   =========   =========

CORE REVENUE GROWTH RATE                                         19.4%       16.0%        9.6%        5.8%

OPERATING MARGINS
Insurance Services                                               53.5%       55.7%       56.9%       56.3%
Business & Government Services                                   22.5%       19.2%       22.2%       21.4%
Marketing Services                                               31.1%       27.0%       28.7%       15.8%
Divested & Discontinued Lines*                                 -286.1%        n/a         n/a         n/a
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (d)           27.5%       28.2%       28.9%       27.4%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
  FROM PRODUCTS AND SERVICES (D)                                 26.4%       28.2%       18.4%       25.3%

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                            Total        Total
                                                            1998         1999        Q1 2000      Q2 2000      Q3 2000     Q4 2000
                                                            ----         ----        -------      -------      -------     -------
Insurance Services Revenue                                $ 148,017    $ 161,056    $  45,893    $  47,357    $  48,752   $  47,820
Business & Government Svcs Revenue                          150,169      187,999       54,583       58,480       60,316      59,891
Marketing Services Revenue                                    6,340       42,946       15,135       15,811       15,881      16,722
Royalty Revenue                                               6,636        6,219        1,543        1,648        1,604       1,569
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Core Revenue (b)                                      $ 311,162    $ 398,220    $ 117,154    $ 123,296    $ 126,553   $ 126,002
                                                          =========    =========    =========    =========    =========   =========
Revenue from Divested & Discontinued Lines (a)              106,063       64,035       18,170       13,250       12,324      10,869
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Revenue from products and services (c)                $ 417,225    $ 462,255    $ 135,324    $ 136,546    $ 138,877   $ 136,871
Reimbursable Expenses per EITF 01-14 (c)                      6,069       38,131        9,657        8,488        9,420       9,827
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Total Revenue                                         $ 423,294    $ 500,386    $ 144,981    $ 145,034    $ 148,297   $ 146,698
                                                          =========    =========    =========    =========    =========   =========

Insurance Services Operating Income                       $  66,387    $  77,604    $  20,923    $  23,055    $  24,317   $  26,597
Business & Government Svcs Operating Income                   7,998        2,285        1,200        6,738        9,429      12,010
Marketing Services Operating Income                           1,269       10,526        3,912        4,923        5,026       5,424
Royalty Operating Income                                      3,903        3,483          885        1,017          953         949
Income from Reimbursable Expenses                                --           --           --           --           --          --
Divested & Discontinued Operating Income (a)                 13,743       15,446        3,794        1,995        1,776         480
Corporate                                                   (27,611)     (33,619)      (8,453)     (11,664)     (11,580)    (11,806)
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Operating Income before other operating charges       $  65,689    $  75,725    $  22,261    $  26,064    $  29,921   $  33,654
                                                          =========    =========    =========    =========    =========   =========

Other operating charges (d)                                   5,049          513           --      (28,419)          --          --
                                                          ---------    ---------    ---------    ---------    ---------   ---------
OPERATING INCOME                                          $  70,738    $  76,238    $  22,261    $  (2,355)   $  29,921   $  33,654
                                                          =========    =========    =========    =========    =========   =========

OPERATING MARGINS
Insurance Services                                             44.9%        48.2%        45.6%        48.7%        49.9%       55.6%
Business & Government Services                                  5.3%         1.2%         2.2%        11.5%        15.6%       20.1%
Marketing Services                                             20.0%        24.5%        25.8%        31.1%        31.6%       32.4%
Divested & Discontinued Lines (a)                              13.0%        24.1%        20.9%        15.1%        14.4%        4.4%
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (c)         15.7%        16.4%        16.5%        19.1%        21.5%       24.6%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (C)                                17.0%        16.5%        16.5%        -1.7%        21.5%       24.6%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE              16.7%        15.2%        15.4%        -1.6%        20.2%       22.9%

INTERNAL GROWTH RATES (E)
Insurance Services                                             21.9%        18.4%        22.0%        18.7%        17.6%       14.1%
Business & Government Services                                 19.9%        15.0%        15.9%        10.6%        17.7%       12.9%
Marketing Services                                              n/a          n/a         23.9%        21.4%        12.1%       12.9%
Total ChoicePoint                                              20.3%        16.1%        18.8%        14.9%        16.9%       13.2%

                                                            Total                                                           Total
                                                            2000        Q1 2001      Q2 2001      Q3 2001      Q4 2001      2001
                                                            ----        -------      -------      -------      -------      ----
Insurance Services Revenue                                $ 189,822    $  54,263    $  57,283    $  58,734    $  57,447   $ 227,727
Business & Government Svcs Revenue                          233,270       61,921       64,875       70,608       70,005     267,409
Marketing Services Revenue                                   63,549       16,586       16,150       22,054       21,671      76,461
Royalty Revenue                                               6,364        1,657        1,807        1,630        1,714       6,808
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Core Revenue (b)                                      $ 493,005    $ 134,427    $ 140,115    $ 153,026    $ 150,837   $ 578,405
                                                          =========    =========    =========    =========    =========   =========
Revenue from Divested & Discontinued Lines (a)               54,613        8,902        9,272        5,877          192      24,243
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Revenue from products and services (c)                $ 547,618    $ 143,329    $ 149,387    $ 158,903    $ 151,029   $ 602,648
Reimbursable Expenses per EITF 01-14 (c)                     37,392        8,950        8,139       10,816       10,123      38,028
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Total Revenue                                         $ 585,010    $ 152,279    $ 157,526    $ 169,719    $ 161,152   $ 640,676
                                                          =========    =========    =========    =========    =========   =========

Insurance Services Operating Income                       $  94,892    $  27,004    $  30,125    $  31,663    $  30,615   $ 119,407
Business & Government Svcs Operating Income                  29,377       10,773       10,497       10,769       13,050      45,089
Marketing Services Operating Income                          19,285        4,338        5,721        6,025        6,101      22,185
Royalty Operating Income                                      3,804        1,051        1,191        1,011        1,147       4,400
Income from Reimbursable Expenses                                --           --           --           --           --          --
Divested & Discontinued Operating Income (a)                  8,045         (580)        (234)        (665)        (292)     (1,771)
Corporate                                                   (43,503)     (10,843)     (13,929)     (12,525)     (11,981)    (49,278)
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Operating Income before other operating charges       $ 111,900    $  31,743    $  33,371    $  36,278    $  38,640   $ 140,032
                                                          =========    =========    =========    =========    =========   =========

Other operating charges (d)                                 (28,419)     (17,865)          --      (10,853)          --     (28,718)
                                                          ---------    ---------    ---------    ---------    ---------   ---------
OPERATING INCOME                                          $  83,481    $  13,878    $  33,371    $  25,425    $  38,640   $ 111,314
                                                          =========    =========    =========    =========    =========   =========

OPERATING MARGINS
Insurance Services                                             50.0%        49.8%        52.6%        53.9%        53.3%       52.4%
Business & Government Services                                 12.6%        17.4%        16.2%        15.3%        18.6%       16.9%
Marketing Services                                             30.3%        26.2%        35.4%        27.3%        28.2%       29.0%
Divested & Discontinued Lines (a)                              14.7%        -6.5%        -2.5%       -11.3%      -152.1%       -7.3%
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (c)         20.4%        22.1%        22.3%        22.8%        25.6%       23.2%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (C)                                15.2%         9.7%        22.3%        16.0%        25.6%       18.5%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE              14.3%         9.1%        21.2%        15.0%        24.0%       17.4%

INTERNAL GROWTH RATES (E)
Insurance Services                                             18.0%        14.9%        15.8%        16.0%        18.5%       16.3%
Business & Government Services                                 14.2%         8.6%         1.4%        -3.8%        -5.6%       -0.1%
Marketing Services                                             17.0%         9.6%         2.1%         2.3%       -4.0%         2.3%
Total ChoicePoint                                              15.8%        11.2%         7.1%         4.6%         4.0%        6.6%

                                                                                                                Total
                                                           Q1 2002      Q2 2002      Q3 2002      Q4 2002       2002       Q1 2003
                                                           -------      -------      -------      -------       ----       -------
Insurance Services Revenue                                $  64,140    $  67,031    $  70,495    $  68,616    $ 270,282   $  76,134
Business & Government Svcs Revenue                           69,116       75,713       79,307       84,625      308,761      80,995
Marketing Services Revenue                                   23,717       27,950       27,467       26,699      105,833      25,573
Royalty Revenue                                               1,597        1,542        1,563        1,153        5,855       1,303
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Core Revenue (b)                                      $ 158,570    $ 172,236    $ 178,832    $ 181,093    $ 690,731   $ 184,005
                                                          =========    =========    =========    =========    =========   =========
Revenue from Divested & Discontinued Lines (a)                   72           --           --           --           72          --
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Revenue from products and services (c)                $ 158,642    $ 172,236    $ 178,832    $ 181,093    $ 690,803   $ 184,005
Reimbursable Expenses per EITF 01-14 (c)                     10,019        9,923       10,098        8,480       38,520      10,944
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Total Revenue                                         $ 168,661    $ 182,159    $ 188,930    $ 189,573    $ 729,323   $ 194,949
                                                          =========    =========    =========    =========    =========   =========

Insurance Services Operating Income                       $  35,024    $  35,502    $  37,163    $  36,950    $ 144,639   $  42,436
Business & Government Svcs Operating Income                  12,520       17,293       19,549       20,062       69,424      15,571
Marketing Services Operating Income                           7,405        9,232        8,509        7,720       32,866       6,908
Royalty Operating Income                                        997          933          932          464        3,326         646
Income from Reimbursable Expenses                                --           --           --           --           --          --
Divested & Discontinued Operating Income (a)                   (206)          --           --           --         (206)         --
Corporate                                                   (11,518)     (16,885)     (16,163)     (15,619)     (60,185)    (13,758)
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Operating Income before other operating charges       $  44,222    $  46,075    $  49,990    $  49,577    $ 189,864   $  51,803
                                                          =========    =========    =========    =========    =========   =========

Other operating charges (d)                                      --       (7,342)          --           --       (7,342)         --
                                                          ---------    ---------    ---------    ---------    ---------   ---------
OPERATING INCOME                                          $  44,222    $  38,733    $  49,990    $  49,577    $ 182,522   $  51,803
                                                          =========    =========    =========    =========    =========   =========

OPERATING MARGINS
Insurance Services                                             54.6%        53.0%        52.7%        53.9%        53.5%       55.7%
Business & Government Services                                 18.1%        22.8%        24.6%        23.7%        22.5%       19.2%
Marketing Services                                             31.2%        33.0%        31.0%        28.9%        31.1%       27.0%
Divested & Discontinued Lines (a)                            -286.1%         n/a          n/a          n/a       -286.1%        n/a
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (c)         27.9%        26.8%        28.0%        27.4%        27.5%       28.2%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (C)                                27.9%        22.5%        28.0%        27.4%        26.4%       28.2%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE              26.2%        21.3%        26.5%        26.2%        25.0%       26.6%

INTERNAL GROWTH RATES (E)
Insurance Services                                             17.5%        17.0%        18.5%        18.0%        17.8%       17.2%
Business & Government Services                                 -3.8%         5.6%        12.3%        17.6%         8.4%        3.9%
Marketing Services                                              3.4%         5.4%         4.9%         6.7%         5.2%       -2.4%
Total ChoicePoint                                               5.7%        10.0%        13.4%        15.6%        11.4%        8.1%


                                                           Q2 2003      Q3 2003
                                                           -------      -------
Insurance Services Revenue                                $  77,922    $  78,100
Business & Government Svcs Revenue                           83,792       87,080
Marketing Services Revenue                                   25,676       22,631
Royalty Revenue                                               1,389        1,305
                                                          ---------    ---------
    Core Revenue (b)                                      $ 188,779    $ 189,116
                                                          =========    =========
Revenue from Divested & Discontinued Lines (a)                   --           --
                                                          ---------    ---------
    Revenue from products and services (c)                $ 188,779    $ 189,116
Reimbursable Expenses per EITF 01-14 (c)                     10,470       12,402
                                                          ---------    ---------
    Total Revenue                                         $ 199,249    $ 201,518
                                                          =========    =========

Insurance Services Operating Income                       $  44,364    $  43,998
Business & Government Svcs Operating Income                  18,585       18,652
Marketing Services Operating Income                           7,374        3,580
Royalty Operating Income                                        626          416
Income from Reimbursable Expenses                                --           --
Divested & Discontinued Operating Income (a)
Corporate                                                   (16,469)     (14,850)
                                                          ---------    ---------
    Operating Income before other operating charges       $  54,480    $  51,796
                                                          =========    =========

Other operating charges (d)                                 (19,817)      (4,022)
                                                          ---------    ---------
OPERATING INCOME                                          $  54,480    $  51,796
                                                          =========    =========

OPERATING MARGINS
Insurance Services                                             56.9%        56.3%
Business & Government Services                                 22.2%        21.4%
Marketing Services                                             28.7%        15.8%
Divested & Discontinued Lines (a)                               n/a          n/a
ChoicePoint excluding other operating charges, as a
  percentage of revenue from products and services (c)         28.9%        27.4%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (C)                                18.4%        25.3%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE              17.4%        23.7%

INTERNAL GROWTH RATES (E)
Insurance Services                                             15.0%        10.1%
Business & Government Services                                 -2.5%        -3.9%
Marketing Services                                            -13.6%       -21.7%
Total ChoicePoint                                               2.4%        -1.2%

(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                         Total       Total       Total
                                                         1998        1999        2000       Q1 2001     Q2 2001    Q3 2001
                                                         ----        ----        ----       -------     -------    -------
NET INCOME                                             $  42,315   $  42,197   $  43,822   $   7,213   $  19,921  $      12
EPS                                                    $    0.52   $    0.52   $    0.52   $    0.08   $    0.23  $    0.00
Less:

    Cumulative change in accounting principle, net            --          --          --          --          --         --
    Income from discontinued operations, net of tax        4,037       3,997       3,656         881       1,249      1,208
    Gain on sale of discontinued operations, net              --          --          --          --          --         --
                                                       ---------   ---------   ---------   ---------   ---------  ---------
  Net income from continuing operations                $  38,278   $  38,200   $  40,166   $   6,332   $  18,672  $  (1,196)
EPS from continuing operations                         $    0.47   $    0.47   $    0.48   $    0.07   $    0.21  $   (0.01)

Add back: goodwill amortization net of taxes (a)           5,401       9,397      12,885       3,118       3,198      3,203
Pro forma Net income from continuing operations (a)    $  43,679   $  47,597   $  53,051   $   9,450   $  21,870  $   2,007
                                                       =========   =========   =========   =========   =========  =========
Pro forma EPS from continuing operations (a)           $    0.54   $    0.58   $    0.63   $    0.11   $    0.25  $    0.02
Add back:
    Other operating charges (b)                           (5,049)       (513)     28,419      17,865          --     10,853
    Tax provision (benefit) related to other
      operating charges                                    2,114         (78)     (8,604)     (6,655)         --     10,534
                                                       ---------   ---------   ---------   ---------   ---------  ---------
PRO FORMA INCOME FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES (A)(B)             $  40,744   $  47,006   $  72,866   $  20,660   $  21,870  $  23,394
                                                       =========   =========   =========   =========   =========  =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES (A)(B)             $    0.51   $    0.58   $    0.87   $    0.24   $    0.25  $    0.27


Wtd Avg Shares                                            80,616      81,591      84,139      86,264      86,873     87,457

                                                                   Total                                                    Total
                                                       Q4 2001     2001      Q1 2002     Q2 2002     Q3 2002    Q4 2002     2002
                                                       -------     ----      -------     -------     -------    -------     ----
NET INCOME                                            $  23,188  $  50,334  $   2,998   $  24,113   $  31,262  $  31,454  $  89,827
EPS                                                   $    0.26  $    0.58  $    0.03   $    0.27   $    0.35  $    0.35  $    1.01
Less:

    Cumulative change in accounting principle, net           --         --    (24,416)         --          --         --    (24,416)
    Income from discontinued operations, net of tax       1,294      4,632      1,575       1,707       1,704      1,585      6,571
    Gain on sale of discontinued operations, net             --         --         --          --          --         --         --
                                                      ---------  ---------  ---------   ---------   ---------  ---------  ---------
  Net income from continuing operations               $  21,894  $  45,702  $  25,839   $  22,406   $  29,558  $  29,869  $ 107,672
EPS from continuing operations                        $    0.25  $    0.52  $    0.29   $    0.25   $    0.33  $    0.34  $    1.21

Add back: goodwill amortization net of taxes (a)          3,119     12,638         --                      --         --         --
Pro forma Net income from continuing operations (a)   $  25,013  $  58,340  $  25,839   $  22,406   $  29,558  $  29,869  $ 107,672
                                                      =========  =========  =========   =========   =========  =========  =========
Pro forma EPS from continuing operations (a)          $    0.28  $    0.67  $    0.29   $    0.25   $    0.33  $    0.34  $    1.21
Add back:
    Other operating charges (b)                              --     28,718         --       7,342          --         --      7,342
    Tax provision (benefit) related to other
      operating charges                                      --      3,879         --      (2,818)         --         --     (2,818)
                                                      ---------  ---------  ---------   ---------   ---------  ---------  ---------
PRO FORMA INCOME FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES (A)(B)            $  25,013  $  90,937  $  25,839   $  26,930   $  29,558  $  29,869  $ 112,196
                                                      =========  =========  =========   =========   =========  =========  =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES (A)(B)            $    0.28  $    1.04  $    0.29   $    0.30   $    0.33  $    0.34  $    1.26


Wtd Avg Shares                                           88,101     87,151     88,969      89,692      89,612     89,064     89,194


                                                       Q1 2003    Q2 2003     Q3 2003
                                                       -------    -------     -------
NET INCOME                                            $  65,175  $  20,853   $  29,055
EPS                                                   $    0.73  $    0.23   $    0.32
Less:

    Cumulative change in accounting principle, net           --         --          --
    Income from discontinued operations, net of tax         991         --          --
    Gain on sale of discontinued operations, net         32,893         --          --
                                                      ---------  ---------   ---------
  Net income from continuing operations               $  31,291  $  20,853   $  29,055
EPS from continuing operations                        $    0.35  $    0.23   $    0.32

Add back: goodwill amortization net of taxes (a)             --         --          --
Pro forma Net income from continuing operations (a)   $  31,291  $  20,853   $  29,055
                                                      =========  =========   =========
Pro forma EPS from continuing operations (a)          $    0.35  $    0.23   $    0.32
Add back:
    Other operating charges (b)                              --     19,817       4,022
    Tax provision (benefit) related to other
      operating charges                                      --     (7,609)     (1,545)
                                                      ---------  ---------   ---------
PRO FORMA INCOME FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES (A)(B)            $  31,291  $  33,061   $  31,532
                                                      =========  =========   =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES (A)(B)            $    0.35  $    0.37   $    0.35


Wtd Avg Shares                                           89,374     89,354      89,866

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

                                     Total     Total     Total                                        Total
                                     1998      1999      2000    Q1 2001  Q2 2001  Q3 2001  Q4 2001   2001    Q1 2002  Q2 2002
                                     ----      ----      ----    -------  -------  -------  -------   ----    -------  -------
Merger transaction costs                 --        --    11,579       --       --       --       --       --       --       --
Merger personnel related costs          838        --     3,780    1,832       --       --       --    1,832       --       --
Other merger integration costs           --        --     3,629    2,433       --       --       --    2,433       --       --
Write down of minority investments       --       817        --       --       --       --       --       --       --    2,370
Asset impairments                     2,920       732     6,954   12,693       --       --       --   12,693       --    2,985
Nonmerger severance                      --       451     1,885      838       --       --       --      838       --      567
Other one-time charges                   --        --       592       69       --       --       --       69       --    1,420
(Gain) loss on sale of business      (8,807)   (2,513)       --       --       --   10,853       --   10,853       --       --
                                    -------   -------   -------  -------  -------  -------  -------  -------  -------  -------
  Total other operating charges      (5,049)     (513)   28,419   17,865       --   10,853       --   28,718       --    7,342
                                    =======   =======   =======  =======  =======  =======  =======  =======  =======  =======

                                                       Total
                                    Q3 2002  Q4 2002   2002    Q1 2003  Q2 2003  Q3 2003
                                    -------  -------   ----    -------  -------  -------
Merger transaction costs                 --       --       --       --       --       --
Merger personnel related costs           --       --       --       --       --       --
Other merger integration costs           --       --       --       --       --       --
Write down of minority investments       --       --    2,370       --       --       --
Asset impairments                        --       --    2,985       --   12,490    3,015
Nonmerger severance                      --       --      567       --    2,848      882
Other one-time charges                   --       --    1,420       --    4,479      125
(Gain) loss on sale of business          --       --       --       --       --       --
                                    -------  -------  -------  -------  -------  -------
  Total other operating charges          --       --    7,342       --   19,817    4,022
                                    =======  =======  =======  =======  =======  =======